                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                     WEBEX, INC. (prior to reincorporation)
               WEBEX COMMUNICATIONS, INC. (after reincorporation)
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             (Exact name of registrant as specified in its charter)

  California (prior to reincorporation)
     Delaware (after reincorporation)                   77-0396636
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)

                110 Rose Orchard Way, San Jose, California 95134
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               (Address of principal executive offices) (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

                                              Name of each exchange on which each
Title of each class to be so registered           class is to be registered
---------------------------------------     --------------------------------------
              None                                        None


     If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

     If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

     Securities Act registration statement file number to which this form relates: 333-33716

     Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, $0.001 par value per share
                    ----------------------------------------
                                (Title of class)
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Item 1. Description of Registrant's Securities to be Registered.

     In response to this item, incorporated by reference is the description of the Common Stock, $0.001 par value per share (the "Common Stock"), of WebEx, Inc. (the "Registrant") contained under the caption "Description of Capital Stock" in the Prospectus (Subject to Completion) dated June 21, 2000 that forms a part of the Registrant's Registration Statement on Form S-1 (the "Registration Statement") (File No. 333-33716). As set forth in the Registration Statement, concurrent with its anticipated reincorporation in Delaware, the Registrant will change its name to WebEx Communications, Inc.

Item 2.           Exhibits.

     The following exhibits are filed as a part of this Registration Statement:

 Exhibit
 Number   Description of Document
-------   -----------------------
 3.1*     Amended and Restated Certificate of Incorporation, to be effective upon completion of this offering.

 3.2** Amended and Restated Bylaws of the Registrant, to be effective upon completion of this offering.

 3.3***   Amended and Restated Articles of Incorporation.

 3.4****  Amended and Restated Bylaws.

 4.1***** Form of Common Stock Certificate.

*      Incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.
**     Incorporated by reference to Exhibit 3.4 to the Form S-1 Registration Statement.
***    Incorporated by reference to Exhibit 3.1 to the Form S-1 Registration Statement.
****   Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
*****  Incorporated by reference to Exhibit 4.1 to the Form S-1 Registration Statement.


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     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  June 21, 2000                   WebEx, Inc.

                                       By:      /s/ SUBRAH S. IYAR
                                           ----------------------------
                                                  Subrah S. Iyar,
                                              Chief Executive Officer



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                                INDEX TO EXHIBITS
                                -----------------

 3.1* Amended and Restated Certificate of Incorporation, to be effective upon completion of this offering.

 3.2** Amended and Restated Bylaws of the Registrant, to be effective upon completion of this offering.

 3.3***   Amended and Restated Articles of Incorporation.

 3.4****  Amended and Restated Bylaws.

 4.1***** Form of Common Stock Certificate.

*      Incorporated by reference to Exhibit 3.3 to the Form S-1 Registration Statement.
**     Incorporated by reference to Exhibit 3.4 to the Form S-1 Registration Statement.
***    Incorporated by reference to Exhibit 3.1 to the Form S-1 Registration Statement.
****   Incorporated by reference to Exhibit 3.2 to the Form S-1 Registration Statement.
*****  Incorporated by reference to Exhibit 4.1 to the Form S-1 Registration Statement.



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